Ward Slocum 04/01/2024 General Manager Operations

General Manager Operations 04/01/2024 Ward Slocum

LARGE VOLUME TRANSPORTATION SERVICE (LVTS) AGREEMENT

This Agreement is entered into effective the **1st day of May, 2024** by and between **Black Hills/Kansas Gas Utility Company, LLC, d/b/a Black Hills Energy** ("Company") and **Cardinal Colwich, LLC** ("Customer").

Whereas, Customer has obtained or will obtain supplies of natural gas and desires Company to receive such natural gas and transport and deliver such gas to Customer;

Whereas, Company is willing to provide natural gas transportation and related services to Customer, subject to the terms and conditions set forth herein; and

Now, therefore, in consideration of the above premises and the covenants contained herein, Company and Customer agree as follows:

1. **Availability.** Service under this Agreement is available pursuant to Section 1 of the LVTS Rate Schedule in Company's Tariff.

2. **Incorporation by Reference.** The Company's currently effective tariff, as may be revised from time to time ("Tariff"), is hereby incorporated into this Agreement by reference. In the event of any inconsistency between this Agreement and the Tariff, the Tariff shall govern.

3. **Scope of Agreement.** This Agreement and all its rates, terms and conditions as set out in this Agreement and as set out in the applicable LVTS Rate Schedule and General Rules, Regulations, Terms and Conditions provisions of the Tariff which are incorporated into this Agreement by reference.

4. **Transportation Charges.** The rates to be charged Customer for services under this Agreement shall be the maximum rate filed under Company's Rate Schedule LVTS and Tariff Riders, as applicable, as the same may be revised from time to time for that service, unless Customer and Company have otherwise agreed in writing in a separate agreement that will be included as Exhibit B to this Agreement.

5. **Term.**

Primary Term:	From: **May 1, 2024** Through: **April 31, 2025**
Evergreen Term:	None______ Monthly__X__ Annually______
Termination Notice:	Thirty (30) days' written notice by either Party following the end of the Primary Term or any Evergreen Term, if applicable, thereafter.

If, at any time, Customer fails to qualify for service pursuant to Section 1 of the LVTS Rate Schedule Company shall provide at least thirty (30) days' notice to Customer of termination of this Agreement to be effective the last day of month following notice.

6. **Nominations and Balancing**. Customer shall be responsible for nominating and balancing in accordance with Tariff, as may be revised from time to time.

7. **Optional Transportation Services**. Optional Transportation Services, if applicable, are defined on Exhibit A to this Agreement.

8. **Billing and Payment**. Company shall provide Customer an invoice on a monthly basis and Customer agrees to pay all such amounts to Company in accordance with the terms of Company's statement, all in accordance with Company's Tariff.

9. **Telemetry.** Customer acknowledges and agrees that Company reserves the right to require Customer to install and upgrade as necessary (or reimburse Company if Company installs or upgrades), at Customer's sole cost and expense, telemetry equipment

on each of Customer's meters for which Company is providing transportation service. Company will provide prior notice to Customer if Company intends to install telemetry. Company shall at all times after installation or upgrade own such telemetry equipment.

10. **Assignment.** This Agreement shall be binding upon and inure to the benefit of any successor(s) to either Company or Customer by merger, consolidation or acquisition. Either Company or Customer may assign or pledge this Agreement and all rights and obligations under the provisions of any mortgage, deed of trust, indenture or other instrument which it has executed or may execute hereafter as security for indebtedness; otherwise, neither Company nor Customer shall assign this Agreement or any of its rights hereunder without first having obtained formal written consent of the other(s). Such consent shall not be unreasonably withheld.

11. **General Rules, Regulations, Terms and Conditions.** Service hereunder is subject to Company's General Rules and Regulations and Company's Transportation Services Terms and Conditions on file with the Kansas Corporation Commission ("Commission"), as may be modified from time to time.

12. **Capitalized Terms.** Terms beginning with an initial capitalized letter and not otherwise defined herein have the meanings ascribed to them in Company's Tariff on file with the Commission.

13. **Receipt and Delivery Points.** Pursuant to Company's Rate Schedule LVTS, the point(s) of receipt of gas by Company ("Receipt Point(s)") for delivery to Customer shall be at Company-approved interconnections. The Point(s) of Delivery ("Delivery Point(s)") for all gas transported under this Agreement will be at the interconnect of Company's measurement facility and Customer's facility located at **1 North Element Drive, Colwich** in **Sedgwick County, KS.**

14. **Confidentiality.** The terms of this Agreement shall be kept confidential by Company and Customer except to the extent that this Agreement must be disclosed pursuant to applicable law, rule or regulation. It is understood and agreed that monetary damages would not be a sufficient remedy for any breach of the confidentiality provisions of this Agreement and that Company shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy for any such breach, and Customer agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement but shall be in addition to all other remedies available at law or in equity. In the event of litigation relating to this Agreement, if a court of competent jurisdiction determines in a final, non-appealable order that Customer has breached this Agreement, then Customer shall reimburse Company for its reasonable legal fees and expenses incurred in connection with such litigation, including any appeals therefrom.

15. **Agreements Being Superseded.** When this Agreement becomes effective it shall supersede and cancel any other Agreements between the parties for the same service.

16. **Notices.** Notices required or otherwise given under this Agreement shall be given in writing to the other party at the electronic and/or physical addresses specifically provided in this Agreement or, if not so provided, to the addresses provided below:

Company:	**Customer:**
Black Hills/Kansas Gas Utility Company, LLC, d/b/a Black Hills Energy	Cardinal Colwich, LLC
2330 North Hoover Road Wichita, KS 67205	1 North Element Drive Colwich, KS 67030
Telephone: (316) 941-1634	Telephone: (316) 789-2414
Attn: Business Development	Attn: Morgan Carmichael
With a copy to: Black Hills Energy	
Address: 1515 Arapahoe St. Suite 1200 Tower 1	
Telephone: (303) 566-3481	
Attn: Shipper Services	

The individual signing this Agreement on behalf of Customer represents and warrants that he or she is an officer of the Customer or otherwise possesses the requisite authority to do so and thereby bind the Customer to this Agreement and agrees to indemnify and hold harmless Company from any claim that such authority did not exist.

BLACK HILLS/KANSAS GAS UTILITY COMPANY, LLC
D/B/A BLACK HILLS ENERGY

Printed Name: Ward Slocum

Signature: Ward Slocum

Title: General Manager Operations

Date: 04/01/2024

Cardinal Colwich, LLC

Printed Name: Jeffrey L. Painter

Signature: Jeffrey L Painter

Title: President

Date: March 29, 2024

EXHIBIT A

OPTIONAL TRANSPORTATION SERVICES

This Exhibit shall be made a part of and be subject to all terms and conditions of the Large Volume Transportation Service (LVTS) Agreement executed by and between Company and Customer, and service hereunder shall be rendered in accordance with the terms of Optional Transportation Service as described in Company's Tariff as revised from time to time.

Customer Name: **Cardinal Colwich, LLC**

Effective Date: **1st day of May, 2024**

LVTS Contract Number: ________________________ (For Company Use Only)

NOTE: Company will assign a contract number for this LVTS Agreement for its internal information system and contract administration reference use after the LVTS Agreement is fully executed by Customer and Company.

Optional Services

Customer to indicate Yes or No election below if the Optional Service is available for Customer's transportation service.

If there is "NA" indicated below, or if Company determines that it can't provide the Optional Service, then the Optional Service is not being offered by Company. In that case, Customer may skip selection of the Agreement.

I. Telemetered Daily Balancing Service ______**Yes** _____**No** __X__**NA (Not Available)**

Terms – if available and selected by customer:

Daily Scheduling Tolerance of *N/A*
Daily Balancing Service Rate: *N/A* per MMBtu
Daily Balancing Service Rate Per Pipeline Tariff for any daily imbalance greater than *N/A*: Daily Scheduling Tolerance: as set forth in interconnecting pipeline's FERC Gas Tariff, as may be revised from time to time.

This service does not apply when a critical day or when an Operational Flow Oder is imposed.

Term (Minimum of 1 year): From: ______________________ Through: ____________________

II. Monthly Balancing Service ______**Yes** _____**No** __X__**NA (Not Available)**

Terms – if available and selected by customer:

Cashout Tolerance: *N/A*
Monthly Balancing Rate: *N/A* per MMBtu
Cashout Tolerance shall be the tolerance granted to customer where any Imbalance shall cash out at the first Cashout tier as defined in the Tariff. Any Imbalance above the Cashout Tolerance will be cashed out in accordance with the Tariff Cashout schedules.

Term (Minimum of 1 year): ____________________ Through: ______________________

Customer Electronic Confirmation and Company Acceptance / Authorization: Customer shall confirm Customer's agreement to the terms and conditions described in this Exhibit by returning two executed originals of this Exhibit to Company. The transaction described in this Exhibit will be accepted and authorized upon Company's counter execution of this Exhibit and Company shall communicate acceptance of this by sending a copy of the fully executed Exhibit to the Customer. **The individual signing this Exhibit on behalf of Customer represents and warrants that he or she is an officer of the Customer or otherwise possesses the requisite authority to do so and thereby bind the Customer to this agreement and agrees to indemnify and hold harmless Company from any claim that such authority did not exist.**

BLACK HILLS/KANSAS GAS UTILITY COMPANY, LLC
D/B/A BLACK HILLS ENERGY

Printed Name: Ward Slocum

Signature: Ward Slocum

Title: General Manager Operations

Date: 04/01/2024

Cardinal Colwich, LLC.

Printed Name: Jeffrey L. Painter

Signature: Jeffrey L. Painter

Title: President

Date: March 29, 2024

EXHIBIT B

As set forth in paragraph 4 of the LVTS Agreement, the rates to be charged Customer for services under this Agreement shall be the maximum rate filed under Company's Rate Schedule LVTS and Tariff Riders, as applicable, as the same may be revised from time to time for that service, unless Customer and Company have otherwise agreed in writing in a separate agreement identified as Exhibit B to this Agreement.